Exhibit 10.1

EXECUTION VERSION

SIXTH AMENDMENT TO CREDIT AGREEMENT

THIS SIXTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of this 31st day of March, 2012 and is effective as of March 31, 2012, by and between CBEYOND COMMUNICATIONS, LLC, a Delaware limited liability company, as borrower (the “Borrower”), each of the other Loan Parties signatory hereto and BANK OF AMERICA, N.A., a national banking association, as Administrative Agent and Lender (the “Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, Agent and Lender are parties to that certain Credit Agreement, dated as of February 8, 2006 (as amended, restated, supplemented or modified from time to time, the “Credit Agreement”), pursuant to which the Lender extended certain financial accommodations to the Borrower; and

WHEREAS, the Borrower has requested that the Agent and Lender, and the Agent and Lender have agreed to, subject to the terms hereof, amend certain provisions of the Credit Agreement, as more fully set forth herein;

NOW, THEREFORE, in consideration of the premises, the terms and conditions contained herein, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions. All capitalized terms used herein and not expressly defined herein shall have the same respective meanings given to such terms in the Credit Agreement.

2. Amendments to the Credit Agreement.

2.1 Section 7.03(h) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and replacing it with the following:

“(h) Indebtedness in respect of Capital Leases and Purchase Money Indebtedness for fixed or capital assets within the limitations set forth in Section 7.01(h), provided, however, that the aggregate amount of all Indebtedness permitted under this Section 7.03(h) and under Section 7.03(i) at any one time outstanding shall not exceed $30,000,000;”

2.2 Section 7.03(i) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and replacing it with the following:

“(i) Indebtedness assumed in connection with Permitted Acquisitions, provided, however, that (i) the aggregate amount of all Indebtedness permitted under this Section 7.03(i) and under Section 7.03(h) at any one time outstanding shall not exceed $30,000,000 and (ii) the aggregate amount of all Indebtedness permitted under this Section 7.03(i) at any one time outstanding shall not exceed $10,000,000;”

3. No Other Modification. Notwithstanding the agreement of the Agent and Lender to the terms and provisions of this Amendment, the Loan Parties acknowledge and expressly agree that the amendments contained in Section 2, are limited to the extent expressly set forth herein and shall not constitute a modification of the Credit Agreement or any other Loan Documents or a course of dealing at variance with the terms of the Credit Agreement or any other Loan Documents (other than as expressly set forth above) so as to require further notice by the Agent or the Lender, or any of them, of its or their intent to require strict adherence to the terms of the Credit Agreement and the other Loan Documents in the future. All of the terms, conditions, provisions and covenants of the Credit Agreement and the other Loan Documents shall remain unaltered and in full force and effect except as expressly modified by this Amendment. The Credit Agreement and each other Loan Document shall be deemed modified hereby solely to the extent necessary to give effect to this Amendment.

4. Representations and Warranties. The Borrower and each other Loan Party hereby represent and warrant to and in favor of the Agent as follows:

(a) each representation and warranty set forth in Article V of the Credit Agreement, after giving effect to this Amendment, is hereby restated and affirmed as true and correct in all material respects as of the date hereof, except to the extent (i) previously fulfilled in accordance with the terms of the Credit Agreement or (ii) relating specifically to the Closing Date or otherwise inapplicable;

(b) the Borrower and each other Loan Party has the power and authority (i) to enter into this Amendment, and (ii) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;

(c) this Amendment has been duly authorized, validly executed and delivered by one or more Responsible Officers of the Loan Parties, and constitutes the legal, valid and binding obligations of the Loan Parties, enforceable against the Loan Parties in accordance with its terms, subject, as to enforcement of remedies, to the following qualifications: (i) an order of specific performance and an injunction are discretionary remedies and, in particular, may not be available where damages are considered an adequate remedy at law, and (ii) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors’ rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of any of the Loan Parties);

(d) the execution and delivery of this Amendment and performance by the Loan Parties under the Credit Agreement, as amended hereby, does not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Loan Parties which has not already been obtained, nor be in contravention of or in conflict with the organizational documents of the Loan Parties, or any provision of (i) any statute, judgment or order, or (ii) any material indenture, instrument, agreement, or undertaking, to which the Loan Parties are party or by which the Loan Parties’ assets or properties are bound; and

(e) no Default exists both before and after giving effect to this Amendment, and there has been no Material Adverse Effect both before and after giving effect to this Amendment.

5. Conditions Precedent to Effectiveness of Amendment. The effectiveness of this Amendment is subject to Agent’s receipt of the Loan Parties’ executed signature page(s) to this Amendment.

6. Effect of Amendment; No Novation. Except as expressly set forth herein, the Credit Agreement shall remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligation of the Loan Parties to the Agent and Lender, and the Loan Parties hereby restate, ratify and reaffirm each and every term and condition set forth in the Credit Agreement, as amended hereby. The terms of this Amendment are not intended to and do not serve as a novation as to the Credit Agreement or the Note or the indebtedness evidenced thereby. The parties hereto expressly do not intend to extinguish any debt or security interest created pursuant to the Credit Agreement or any document executed in connection therewith. Instead it is the express intention to affirm the Credit Agreement and the security created thereby.

7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

8. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

10. Waiver, Release and Disclaimer. To induce the Lender and the Agent to enter into this Amendment, the Loan Parties hereby waive and release any claim, defense, demand, action or suit of any kind or nature whatsoever against the Lender or the Agent arising on or prior to the date of this Amendment in connection with the Credit Agreement or any of the other Loan Documents, or any of the transactions contemplated thereunder, except that this Section 10 shall not waive or release any of the Lender’s or the Agent’s contractual obligations under the Credit Agreement or any of the other Loan Documents.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

BORROWER:	CBEYOND COMMUNICATIONS, LLC,
a Delaware limited liability company

	By:	/s/ J. Robert Fugate
Name: J. Robert Fugate
Title: Executive Vice President and Chief Financial Officer

CBEYOND

SXITH AMENDMENT TO CREDIT AGREEMENT

SIGNATURE PAGE

ADDITIONAL LOAN PARTIES:	CBEYOND, INC.,
a Delaware corporation

	By:	/s/ J. Robert Fugate
Name: J. Robert Fugate
Title: Executive Vice President and Chief Financial Officer

CBEYOND

SXITH AMENDMENT TO CREDIT AGREEMENT

SIGNATURE PAGE

AGENT AND LENDER:	BANK OF AMERICA, N.A.

	By:	/s/ Thomas M. Paulk
Name: Thomas M. Paulk
Title: Senior Vice President

CBEYOND

SXITH AMENDMENT TO CREDIT AGREEMENT

SIGNATURE PAGE